UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2021

ALUSSA ENERGY ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39145	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 500, 71 Fort Street

Grand Cayman KY1-1106

Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 345 949 4900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ALUS.U	The New York Stock Exchange

Class A Ordinary Shares, par value $0.0001 per share	ALUS	The New York Stock Exchange

Warrants, each whole warrant exercisable for one Class A Ordinary Share for $11.50 per share	ALUS.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ADDITIONAL INFORMATION

FREYR Battery, a company organized under the laws of Luxembourg (“Pubco”), filed on March 26, 2021 with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as amended, the “Registration Statement”), which includes a preliminary proxy statement of Alussa Energy Acquisition Corp., a Cayman Island exempted company (“Alussa”), and a preliminary prospectus in connection with the proposed business combination transaction (the “Business Combination”) involving Alussa, Pubco and FREYR A/S, a company organized under the laws of Norway (“FREYR”). After the Registration Statement is declared effective, the definitive proxy statement and other relevant documents will be mailed to shareholders of Alussa as of a record date to be established for voting on the Business Combination. Shareholders of Alussa and other interested persons are advised to read, when available, the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Alussa’s solicitation of proxies for the special meetings to be held to approve the Business Combination because these documents will contain important information about Alussa, FREYR, Pubco and the Business Combination. Alussa shareholders and other interested persons will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus, without charge, once available, on the SEC’s website at www.sec.gov or by directing a request to Alussa by contacting its Chief Executive Officer, Daniel Barcelo, c/o Alussa Energy Acquisition Corp. PO Box 500, 71 Fort Street, Grand Cayman KY1-1106, Cayman Islands, at +1(345) 949 4900.

Participants in the Solicitation

Alussa, Pubco and FREYR and certain of their respective directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the shareholders of Alussa in favor of the approval of the Business Combination. Shareholders of Alussa and other interested persons may obtain more information regarding the names and interests in the proposed transaction of Alussa’s directors and officers in Alussa’s filings with the SEC, including Alussa’s annual report on form 10-K for the year-ended December 31, 2020, which was filed with the SEC on March 1, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Additional information regarding the interests of such potential participants will also be included in the Registration Statement and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Report.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled "Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies ("SPACs")" (the "SEC Statement"). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the warrant agreement, dated as of November 25, 2019 between Alussa and Continental Stock Transfer & Trust Company, a New York corporation, as warrant agent. As a result of the SEC Statement, Alussa reevaluated the accounting treatment of (i) the 14,375,000 redeemable warrants (the "Public Warrants") that were included in the units issued by Alussa in its initial public offering (the "IPO") and for the underwriters’ exercise of their over-allotment option and (ii) the 8,750,000 redeemable warrants (together with the Public Warrants, the "Warrants") that were issued to Alussa's sponsor in private placements that closed concurrently with the closing of the IPO and the underwriters’ exercise of their over-allotment option, and determined to classify the Warrants as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings. While Alussa has not generated any operating revenues to date and will not generate any operating revenues until after completion of its initial business combination, at the earliest, the change in fair value of the Warrants is a non-cash charge and will be reflected in Alussa's statement of operations.

On May 5, 2021, Alussa's management and the Audit Committee of Alussa's Board of Directors (the "Audit Committee") concluded that, in light of the SEC Statement, it is appropriate to restate (i) certain items on Alussa's previously issued audited balance sheet dated as of November 29, 2019, which was related to its IPO, (ii) Alussa’s previously issued unaudited interim financial statements as of and for the periods ended September 30, 2020, June 30, 2020, and March 31, 2020 and (iii) Alussa's previously issued audited financial statements as of December 31, 2020 and 2019, for the year ended December 31, 2020 and for the period from June 13, 2019 (inception) through December 31, 2019 (the "Relevant Periods"). Considering such restatement, such financial statements for the Relevant Periods should no longer be relied upon. Alussa will file an amendment to its Annual Report on Form 10-K as of December 31, 2020 and for the period from June 13, 2019 (inception) through December 31, 2020, which will include the restated financial statements for the Relevant Periods. Alussa's Audit Committee has discussed this matter with Marcum LLP, Alussa's independent registered public accounting firm.

Going forward, unless we amend the terms of our warrant agreement, we expect to continue to classify our warrants as a liability, which would require us to incur the cost of measuring the fair value of the warrant liabilities, and which may have an adverse effect on our results of operations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALUSSA ENERGY ACQUISITION CORP.

	By:	/s/ Daniel Barcelo
		Name:	Daniel Barcelo
		Title:	Chief Executive Officer and President

Dated: May 5, 2021

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